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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors

Lamar Advertising Company:

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the caption "Experts" in the Prospectus.

                                             /s/ KPMG Peat Marwick LLP

New Orleans, Louisiana

July 29, 1998